UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2013

Yew Bio-Pharm Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54701	26-1579105
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

294 Powerbilt Avenue, Las Vegas, Nevada	89148
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 487-6727

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Information.

Shares of the common stock of Yew Bio-Pharm Group, Inc. (the “Company”) have received electronic eligibility status from The Depository Trust Corporation (“DTC”), effective as of July 12, 2013. As a result, the Company’s stock can be electronically cleared and settled through the facilities of DTC.

The Financial Industry Regulatory Authority (FINRA) previously approved the Company's stock for quotation on the Over-the-Counter Bulletin Board under the symbol YEWB.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release dated July 22, 2013 to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YEW BIO-PHARM GROUP, INC.

Date: July 23, 2013	By:	/s/ Zhiguo Wang
Zhiguo Wang
President and Chief Executive Officer